Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated July 26, 2013 (this “Agreement”) is entered into by and among ING U.S., INC., a Delaware corporation (the “Company”), LION CONNECTICUT HOLDINGS INC. (the “Initial Guarantor”) and CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK SECURITIES INC. and GOLDMAN, SACHS & CO. (collectively with, and for and on behalf of, the other “Initial Purchasers” named in the Purchase Agreement referred to below, the “Initial Purchasers”).

The Company, the Initial Guarantor and the Initial Purchasers are parties to the Purchase Agreement dated July 23, 2013 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of $400,000,000 aggregate principal amount of the Company’s 5.7% Senior Notes due 2043 (the “Securities”) which will be guaranteed on an unsecured, senior basis by the Guarantor. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantor have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantor” shall mean any subsidiary of the Company that executes a Guarantee under the Indenture after the date of this Agreement.

“Additional Interest” shall have the meaning set forth in Section 2(e)(i) hereof.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantor of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean unsecured, senior notes issued by the Company and guaranteed by the Guarantor under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Registrable Securities or the Exchange Securities.

“Guarantees” shall mean the guarantee of the Securities and guarantee of the Exchange Securities by the Guarantor under the Indenture.

“Guarantor” shall mean the Initial Guarantor and any other subsidiary of the Company that Guarantees the Securities pursuant to the Indenture.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that, for purposes of Section 4 and Section 5 hereof, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Holders” shall have the meaning set forth in Section 5(c) hereof.

“Indemnified Offering Documents” shall have the meaning set forth in Section 5(a) hereof.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnified Registration Statement” shall have the meaning set forth in Section 5(a) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the base indenture dated as of July 13, 2012 among the Company, the Initial Guarantor and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture dated July 26, 2013 among the Company, the Initial Guarantor and the Trustee relating to the Securities, and as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiv) hereof.

“Issue Date” shall mean July 26, 2013.

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder by the Company upon receipt of a Shelf Request from such Holder.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Participating Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 2(b) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Prospectus Delivery Period” shall have the meaning set forth in Section 4(b) hereof.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, provided, that Securities not disposed of pursuant to a Shelf Registration Statement shall cease to be Registrable Securities one year from the date the Shelf Registration Statement is declared effective by the SEC (with such one-year period to be extended by the duration of any Suspension Period that shall occur prior to the expiration of such period), (ii) when such Securities cease to be outstanding or (iii) except in the case of Securities that otherwise remain Registrable Securities and that are held by an Initial Purchaser and that are ineligible to be exchanged in the Exchange Offer, when the Exchange Offer is consummated.

“Registration Default” shall mean the occurrence of any of the following: (i) the Exchange Offer Registration Statement has not been filed with the SEC by the Target Filing Date, (ii) the Exchange Offer is not completed on or prior to the Target Completion Date, (iii) the Shelf Registration Statement, if required pursuant to Section 2(b)(i) or Section 2(b)(ii) hereof, has not become effective on or prior to the Target Completion Date, (iv) if the Company receives a Shelf Request pursuant to Section 2(b)(iii) hereof, the Shelf Registration Statement required to be filed thereby has not become effective by the later of (a) the Target Completion Date and (b) 90 days after delivery of such Shelf Request, (v) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement, within a period of one year from such effectiveness (or such shorter period as any Registrable Securities are outstanding); provided that it shall not be a Registration Default under this clause (v) if the period or periods during which the Shelf Registration Statement ceases to be effective or the Prospectus ceases to be usable (each such period, a “Suspension Period”) are less than, in aggregate, 90 days in length; and provided, further, that such one year period shall be extended by one day for each day of a Suspension Period.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantor with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters in connection with blue sky qualification of any Registrable Securities sold pursuant to a Shelf Registration Statement), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantor and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Participating Holders (which counsel shall be selected by the Participating Holders holding a majority of the aggregate principal amount of Registrable Securities held by such Participating Holders and which counsel shall be reasonably acceptable to the Company) and (viii) the fees and disbursements of the independent registered public accountants of the Company and the Guarantor, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company and the Guarantor that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantor that covers all or a portion of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

“Suspension Period” shall have the meaning set forth in the definition of the term “Registration Default.”

“Target Completion Date” shall mean the date which is 180 days after the Issue Date.

“Target Filing Date” shall have the meaning set forth in Section 2(a) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Guarantor shall use their reasonable best efforts to (x) cause to be filed an Exchange Offer Registration Statement with the SEC within 120 days after the Issue Date (the “Target Filing Date”), covering an offer to the Holders of the Registrable Securities to exchange the Registrable Securities for Exchange Securities and (y) have such Registration Statement become and remain effective until 180 days after the last Exchange Date (as defined below) for use by one or more Participating Broker-Dealers pursuant to Section 4(b) hereof. The Company and the Guarantor shall use their reasonable best efforts to complete the Exchange Offer not later than the Target Completion Date.

The Company and the Guarantor shall commence the Exchange Offer by mailing the related Prospectus and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)	that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)	the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii)	that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise specified in Section 2(b) hereof;

(iv)	that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with appropriate accompanying documents, to the institution and at the address and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v)	that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution and at the address specified in the notice, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantor that (1) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (2) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (3) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or the Guarantor and (4) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Company and the Guarantor shall:

(I)	accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(II)	deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder.

The Company and the Guarantor shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

For the avoidance of doubt, notwithstanding any provision of this Section 2(a) purporting to require physical mailing, delivery or acceptance of any document or instrument, the Company and the Guarantor may conduct the Exchange Offer exclusively through the automated tender offer program of the Depository Trust Company or any successor or similar system permitting electronic transmittal, tender and acceptance of documents and instruments, provided that this provision shall apply only to Registrable Securities held in the form of beneficial interests in a global note deposited with (or held by a custodian for) the Depository Trust Company.

(b) If (i) the Company and the Guarantor determine that the Exchange Offer may not be completed as soon as practicable after the last Exchange Date because completion of the exchange would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by the Target Completion Date or (iii) upon receipt of a written request (a “Shelf Request”) from any Initial Purchaser representing that it holds Registrable Securities that are or were ineligible to be exchanged in the Exchange Offer, in each case unless the Company and Guarantor shall have previously done so, the Company and the Guarantor shall use their reasonable best efforts to cause to be filed as soon as practicable after the Target Completion Date or, if later, the date of the Shelf Request, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement become effective; provided that no Holder will be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming a part of such Shelf Registration Statement, until such Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder to the Company as is contemplated by Section 3(b) hereof.

In the event that the Company and the Guarantor are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantor shall use their reasonable best efforts to file and have become effective both an Exchange Offer Registration Statement pursuant to Section 2(a) hereof with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

The Company and the Guarantor agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the Securities cease to be Registrable Securities (the “Shelf Effectiveness Period”). The Company and the Guarantor further agree to supplement or amend the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter practicable. The Company and the Guarantor agree to furnish to the Participating Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Company and the Guarantor shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

(e) (i) If a Registration Default occurs, the interest rate on the Registrable Securities will be increased by the following amounts (hereinafter referred to as “Additional Interest”) (A) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (B) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date on which all Registration Defaults are cured, provided that the maximum increase shall be 1.00% per annum.

(ii) A Registration Default ends when the Securities cease to be Registrable Securities or, if earlier, (1) in the case of a Registration Default under clause (i) of the definition thereof, when the Exchange Offer Registration Statement or the Shelf Registration Statement is filed with the SEC, (2) in the case of a Registration Default under clause (ii) of the definition thereof, when the Exchange Offer is completed or when the Shelf Registration Statement becomes effective, (3) in the case of a Registration Default under clause (iii) or (iv) of the definition thereof, when the Shelf Registration Statement becomes effective, or (4) in the case of a Registration Default under clause (v) of the definition thereof, when the Shelf Registration Statement again becomes effective or the Prospectus again becomes usable. If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such next date that there is no Registration Default.

(f) The payment of Additional Interest as provided in Section 2(e)(i) hereof shall be the sole and exclusive remedy available to any Holder or Initial Purchaser for a Registration Default. For the avoidance of doubt, no Holder, Initial Purchaser or other party shall seek or be entitled to specific performance of the Company’s or Guarantor’s obligations hereunder.

3. Registration Procedures. (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantor shall as expeditiously as possible:

(i) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (A) shall be selected by the Company and the Guarantor, (B) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (C) shall comply as to form in all material respects with the requirements of the applicable form and include (including through incorporation by reference, if available to the Company and Guarantor) all financial statements required by the SEC to be filed therewith;

(ii) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act;

(iii) to the extent any Free Writing Prospectus is used, comply with Rule 433 under the Securities Act in connection therewith;

(iv) in the case of a Shelf Registration, furnish to each Participating Holder and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto, as such Participating Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 3(c) hereof, the Company and the Guarantor consent to the use of such Prospectus, preliminary prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Participating Holders and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v) in the case of a Shelf Registration, use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Participating Holder shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Participating Holders in connection with any filings required to be made with FINRA; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Participating Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Participating Holder; provided that neither the Company nor the Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not otherwise subject to such taxation;

(vi) in the case of a Shelf Registration, notify each Participating Holder promptly and, if requested by any such Participating Holder, confirm such advice in writing (1) when a Shelf Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus covering Registrable Securities has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus covering Registrable Securities has been filed, (2) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (3) if the Company or the Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (4) of the happening of any event during the Shelf Effectiveness Period that makes any statement made in the Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus covering Registrable Securities untrue in any material respect or that requires the making of any changes in the Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus covering Registrable Securities in order to make the statements therein not misleading;

(vii) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2) under the Securities Act, including by filing an amendment to such Registration Statement on the proper form, and provide prompt notice to each Holder or Participating Holder of the withdrawal of any such order or such resolution;

(viii) in the case of a Shelf Registration, furnish to each Participating Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(ix) in the case of a Shelf Registration, cooperate with the Participating Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Participating Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

(x) upon the occurrence of any event contemplated by Section 3(a)(vi)(4) hereof, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to the applicable Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus covering Registrable Securities or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantor shall notify the Participating Holders (in the case of a Shelf Registration Statement) and any Participating Broker-Dealers known to the Company (in the case of an Exchange Offer Registration Statement) to suspend use of the Prospectus or any Free Writing Prospectus covering Registrable Securities as promptly as practicable after the occurrence of such an event, and such Participating Holders and Participating Broker-Dealers, as applicable, hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Company and the Guarantor have amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

(xi) in the case of a Shelf Registration Statement, a reasonable time prior to the filing of any Shelf Registration Statement, any Prospectus contained therein, any Free Writing Prospectus relating to Registrable Securities, any amendment to a Shelf Registration Statement or amendment or supplement to a Prospectus contained therein or a Free Writing Prospectus relating to Registrable Securities or of any document that is to be incorporated by reference into a Shelf Registration Statement, a Prospectus contained therein or a Free Writing Prospectus relating to Registrable Securities after the initial filing of a Shelf Registration Statement, provide copies of such document to the Initial Purchasers, as representatives of the Participating Holders and make such of the representatives of the Company and the Guarantor as shall be reasonably requested by the Initial Purchasers available for discussion of such document; and the Company and the Guarantor shall not, at any time after initial filing of a Shelf Registration Statement, use or file any Prospectus contained therein, any Free Writing Prospectus relating to Registrable Securities, any amendment of or supplement to a Shelf Registration Statement or a Prospectus contained therein or a Free Writing Prospectus relating to Registrable Securities, or any document that is to be incorporated by reference into a Shelf Registration Statement, a Prospectus contained therein or a Free Writing Prospectus relating to Registrable Securities, of which the Initial Purchasers shall not have previously been advised and furnished a copy or to which the Initial Purchasers shall reasonably object; provided that the requirements of this paragraph shall not apply to the Company’s annual report on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K or any other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

(xii) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the initial effective date of a Registration Statement;

(xiii) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiv) in the case of a Shelf Registration, upon reasonable notice make available for inspection by a representative of the Participating Holders (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorney or accountant designated by a majority in aggregate principal amount of the Securities held by the Participating Holders and any attorney or accountant designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and its subsidiaries, and cause the respective officers, directors and employees of the Company and the Guarantor to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that such Inspector, Underwriter, attorneys or accountants shall be acceptable to the Company in its judgment reasonably exercised and shall agree to enter into a written confidentiality agreement mutually acceptable to the Company and such Inspector, Underwriter, attorneys or accountants regarding any records, information or documents that are designated by the Company as confidential unless (a) such records, information or documents are available to the public or (b) disclosure of such records, information or documents is required by a court or administrative or other governmental or regulatory order after the exhaustion of appeals therefrom, and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose;

(xv) if reasonably requested by any Participating Holder, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Participating Holder as such Participating Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be so included in such filing;

(xvi) in the case of a Shelf Registration, upon the request of the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement, enter into such customary agreements in order to expedite or facilitate the disposition of such Registrable Securities in an Underwritten Offering and in such connection, use commercially reasonable efforts to (1) make such representations and warranties to the Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Shelf Registration Statement, Prospectus contained therein, any Free Writing Prospectus relating to Registrable Securities and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, (2) obtain opinions of counsel to the Company and the Guarantor (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to such Underwriters and their counsel) addressed to each Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) obtain “comfort” letters from the independent registered public accountants of the Company and the Guarantor (and, if necessary, any other registered public accountant of any subsidiary of the Company or the Guarantor, or of any business acquired by the Company or the Guarantor for which financial statements and financial data are or are required to be included in the Shelf Registration Statement) addressed to each Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, and (4) deliver such documents and certificates as may be reasonably requested by the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantor made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement, provided however, that the Company and Guarantor shall only be obligated to comply with this paragraph (xvi) with respect to one Underwritten Offering; and

(xvii) so long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon the creation or acquisition by the Company of such Additional Guarantor (or the effectiveness of the applicable Guarantee, if later), to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart, to the Initial Purchasers no later than five Business Days following the execution thereof.

(b) In the case of a Shelf Registration Statement, the Company may require, as a condition to including a Holder’s Registrable Securities on the Shelf Registration Statement, each Holder of Registrable Securities to furnish to the Company a Notice and Questionnaire and such other information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantor may from time to time reasonably request in writing.

(c) Each Participating Holder and each Participating Broker-Dealer (as defined below) agrees that, upon receipt of any notice from the Company and the Guarantor of the happening of any event of the kind described in Section 3(a)(vi)(2) or Section 3(a)(vi)(4) hereof, such Participating Holder or Participating Broker-Dealer will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such Participating Holder’s or Participating Broker-Dealer’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(x) hereof and, if so directed by the Company and the Guarantor, such Participating Holder or Participating Broker-Dealer will deliver to the Company and the Guarantor all copies in its possession, other than permanent file copies then in such Participating Holder’s or Participating Broker-Dealer’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d) If the Company and the Guarantor shall give any notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company and the Guarantor shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus or any Free Writing Prospectus necessary to resume such dispositions. Any such suspensions shall constitute Suspension Periods subject to clause (v) of the definition of “Registration Default” in Section 1 hereof.

(e) The Participating Holders who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering, and shall be reasonably acceptable to the Company.

4. Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Company and the Guarantor understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, the Company and the Guarantor agree to maintain the effectiveness of the Exchange Offer Registration Statement for a period (the “Prospectus Delivery Period”) of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) hereof) for the benefit of any Participating Broker Dealers that shall have certified to the Company in writing that they are or anticipate that they will be Participating Broker-Dealers, and provided further that, each such Participating Broker-Dealer shall promptly notify the Company when they cease to hold any Registrable Securities. The Company and the Guarantor further agree that such Participating Broker-Dealers shall be authorized to deliver (or, to the extent permitted by law, make available) the Prospectus contained in the Exchange Offer Registration Statement, but only during the Prospectus Delivery Period in connection with the resales contemplated by this Section 4.

(c) The Initial Purchasers shall have no liability to the Company, the Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) hereof.

5. Indemnification and Contribution. (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Participating Holder, each Participating Broker-Dealer authorized to deliver a Prospectus under Section 4(b) hereof and each Person, if any, who controls any such Participating Holder or Participating Broker-Dealer within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (in the case of a Participating Holder) or the Exchange Offer Registration Statement (in the case of a Participating Broker-Dealer that has been so authorized under Section 4(b) hereof; such Registration Statement with respect to a Participating Holder or such a Participating Broker-Dealer being referred to herein as an “Indemnified Registration Statement”) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus contained in an Indemnified Registration Statement, any Free Writing Prospectus related to Registrable Securities (in the case of Participating Holders) or Exchange Securities (in the case of such Participating Broker-Dealers) or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act and related to an offer of Registrable Securities (in the case of Participating Holders) or an offer of Exchange Securities (in the case of such Participating Broker-Dealers; the documents and filings referred to in this clause (2), together with each Indemnified Registration Statement, are referred herein collectively as the “Indemnified Offering Documents”), or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Company in writing through the Initial Purchasers or any such Holder expressly for use therein. In connection with any Underwritten Offering of Registrable Securities for which the Company and Guarantor are subject to obligations under Section 3(xvi), the Company and the Guarantor, jointly and severally, will also indemnify the Underwriters, if any, and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Participating Holders, if requested in connection with any Indemnified Offering Documents used in connection with such Underwritten Offering.

(b) Each Participating Holder and each Participating Broker-Dealer agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor, the other Participating Holders and the other Participating Broker-Dealers, the directors of the Company and the Guarantor, each officer of the Company and the Guarantor who signed the Registration Statement that is part of the Indemnified Offering Documents and each Person, if any, who controls the Company, the Guarantor or any other Participating Holder and each Participating Broker-Dealer within the meaning of Section 15 of the Securities Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Indemnified Offering Documents.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded, based on the written advice of counsel, that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Holder that is an Indemnified Person (“Indemnified Holders”) and any control Persons of such Indemnified Holder shall be designated in writing by the majority of the Indemnified Holders (voting based on the principal amount of Securities held by each that are covered by the Indemnified Registration Statement) and (y) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor from the offering of the Securities and the Exchange Securities, on the one hand, and by the Indemnified Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantor on the one hand and the Indemnified Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantor on the one hand and the Indemnified Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor or by the Indemnified Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company, the Guarantor and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Indemnified Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall an Indemnified Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such Indemnified Holder exceeds the amount of any damages that such Indemnified Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Indemnified Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Indemnified Holder or any Person controlling any Indemnified Holder, or by or on behalf of the Company or the Guarantor or the officers or directors of or any Person controlling the Company or the Guarantor, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6. General.

(a) No Inconsistent Agreements. The Company and the Guarantor represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or the Guarantor under any other agreement and (ii) neither the Company nor the Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantor have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Company and the Guarantor, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. Any successor to the Company, whether by merger, consolidation or other transaction, shall expressly assume the obligations of the Company hereunder. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantor with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantor, on the one hand, and, the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

(i) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantor and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ING U.S., INC.

By:	/S/ EWOUT STEENBERGEN
Name: Ewout Steenbergen
Title: EVP and Chief Financial Officer

By:	/S/ ALAIN KARAOGLAN
Name: Alain Karaoglan
Title: EVP and Chief Operating Officer

LION CONNECTICUT HOLDINGS INC.

By:	/S/ EWOUT STEENBERGEN
Name: Ewout Steenbergen
Title: EVP and Chief Financial Officer

By:	/s/ ALAIN KARAOGLAN
Name: Alain Karaoglan
Title: EVP, Finance and Strategy

[Signature Page to Registration Rights Agreement]

The Initial Purchasers:

CREDIT SUISSE SECURITIES (USA) LLC

By:	/S/ SHARON HARRISON
Name: Sharon Harrison
Title: Director

DEUTSCHE BANK SECURITIES INC.

By:	/S/ ANGUEL ZAPRIANOV
Name: Anguel Zaprianov
Title: Managing Director

By:	/S/ MARY HARDGROVE
Name: Mary Hardgrove
Title: Managing Director

GOLDMAN, SACHS & CO.

By:	/S/ ADAM T. GREENE
Name: Adam T. Greene
Title: Vice President
For and on behalf of the “Initial Purchasers” named in the within-mentioned Purchase Agreement.

[Signature Page to Registration Rights Agreement]

Annex A

Counterpart to Registration Rights Agreement

The undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor (as defined in the Registration Rights Agreement, dated July 26, 2013 by and among ING U.S., INC., a Delaware corporation, the Guarantors party thereto, and CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK SECURITIES INC. and GOLDMAN, SACHS & CO. on behalf of themselves and the other Initial Purchasers) to be bound by the terms and provisions of such Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of             ,             .

[GUARANTOR]

By:
Name:
Title: